                                  ANNUAL REPORT

                             ---------------------
                             DREYFUS PREMIER STATE
                               MUNICIPAL BOND FUND
                                NEW JERSEY SERIES
                             ---------------------

                                 APRIL 30, 1998


                               (DREYFUS LION LOGO)

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund - New Jersey Series for the 12-month period ended April 30, 1998 as shown in the following table:

                                       TOTAL RETURN*   DISTRIBUTION RATE**
                                       -------------   -------------------
    Class A shares..................       9.48%              4.45%
    Class B shares..................       8.85%              4.17%
    Class C shares..................       8.55%              3.82%

ECONOMIC REVIEW

    The United States is now in its eighth year of economic expansion. Inflation continues to rise at the slowest pace since
1964, and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

    Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (the "ECI"), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index (a measure of prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities and clothing, and other items) has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

    Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U. S. economy. Although the surge in domestic spending has masked the full impact of the fall in

Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown may be a reason why the Fed has been reluctant to raise short-term interest rates.

    The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

MARKET ENVIRONMENT

    Long-term taxable interest rates continued to trend lower through mid-January due to a mix of economic turmoil in Asia and good domestic inflation news. The 30-year benchmark Treasury bond yield troughed on January 12 at 5.69%, boosted by non-traditional buyers in a flight to quality out of Asian markets and into U.S. Government securities. Since then, however, Asian markets have stabilized somewhat and shifted the focus of the bond market back to U.S. economic fundamentals. Of particular concern to bond market participants is the increasing tightness of the labor market and the potential for future wage inflation. This concern effectively capped the bond rally and pushed long Treasury yields up to 5.95% on April 30, down from 6.96% at the start of the 12-month period.

    Longer maturity municipal bonds slightly underperformed their taxable counterparts during the reporting period as the tax-exempt arena saw a surge in volume as rates trended lower. The new issue volume included both advance refundings of already existing debt, and municipalities and agencies taking on new debt at attractive rates. This increase in supply more than offset strong demand for municipals as the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index /30-year Treasury yield) increased from 91% to nearly 93% by April 30. From an historic perspective, municipals are very attractive at these percentages relative to Treasuries. In addition, tax-exempt supply traditionally decreases as the summer months approach, thus offering the prospect for municipal out-performance in the months ahead.

THE PORTFOLIO

    The supply of New Jersey tax-exempt paper (which includes Puerto Rico issues) increased dramatically during the reporting period. Deals of note include $709 million NJ Transportation Authority, $410 million NJ general obligations, and five separate hospital issues ranging in size from $50 to $100 million. Also of major importance were four large Puerto Rico deals that were between $500 million and $1.2 billion. With the direction of long-term interest rates uncertain at best, we attempted to reposition the portfolio with securities that offer greater potential for price appreciation without increasing the risk profile of the Fund. This was done by selling bonds with less desirable structures and purchasing several of the new issues at attractive levels. We have maintained a nucleus of high coupon, income-generating securities which should perform well in times of uncertainty. At present, approximately 45% of the Fund is invested in securities which are rated "A" or better and we will attempt to increase this percentage as credit spreads are currently very narrow.

    Looking forward, issuance should decrease as the summer months approach. However, we will continue to look for opportunities to sell securities with inferior call features and/or liquidity and replace them with new issues that offer greater potential for price appreciation. In conclusion, the tug of war between foreign economic crises and unusually tame U.S. inflation indicators that has left long-term interest rates range-bound since January cannot go on indefinitely. We will remain alert for signals of the next trend for long-term rates and stand ready to adjust the portfolio accordingly.

                              Sincerely,

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-New Jersey residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES      APRIL 30, 1998
--------------------------------------------------------------------------------
         COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
      PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES CLASS A SHARES
        AND CLASS B SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                            $13,418
                                            Lehman Brothers
                                            Municipal Bond Index*

                                            $12,428
             CHART                          Dreyfus Premier State Municipal Bond
                                            Fund, New Jersey Series
                                            (Class B Shares)

                                            $12,407
                                            Dreyfus Premier State Municipal Bond
                                            Fund, New Jersey Series
                                            (Class A Shares)

*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------
                    CLASS A SHARES                                                    CLASS B SHARES
---------------------------------------------------------      ---------------------------------------------------------
                                                                                                    % Return Reflecting
                                             % Return                                              Applicable Contingent
                                            Reflecting                                % Return        Deferred Sales
                      % Return Without   Maximum Initial                            Assuming No        Charge Upon
Period Ended 4/30/98    Sales Charge    Sales Charge (4.5%)   Period Ended 4/30/98   Redemption         Redemption*
--------------------  ------------------  ---------------     --------------------   -----------   ---------------------
1 Year                      9.48%             4.51%           1 Year                    8.85%             4.85%
From Inception (5/3/94)     6.78              5.56            From Inception (5/3/94)   6.23              5.60

                    CLASS C SHARES
--------------------------------------------------------------
                                          % Return Reflecting
                                         Applicable Contingent
                             % Return       Deferred Sales
                             Assuming        Charge Upon
Period Ended 4/30/98       No Redemption     Redemption**
--------------------       ------------- ---------------------
1 Year                         8.55%            7.55%
From Inception (12/4/95)       4.30             4.30

------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Dreyfus Premier State Municipal Bond Fund, New Jersey Series on 5/3/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/3/94. All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.

The Series invests primarily in New Jersey municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New Jersey municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                          APRIL 30, 1998

                                                                                              PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100%                                                           AMOUNT         VALUE
----------------------------------------------------------------------------                ------------   ------------
NEW JERSEY-85.7%
Camden County Improvement Authority, Revenue (Health Care Redevelopment
    Project-Cooper Health System Obligation Group)
    5.875%, 2/15/2015.......................................................                 $   100,000    $   103,012
Camden County Pollution Control Financing Authority, Solid Waste Disposal
    and Resource Recovery System Revenue
    7.50%, 12/1/2009........................................................                     500,000        496,710
East Orange Board of Education COP
    (AGH Leasing Inc) Zero Coupon, 8/1/2017 (Insured; FSA)..................                   1,420,000        520,643
Essex County Improvement Authority:
    Guaranteed LR:
      County Social Services Facilities 5.20%, 10/1/2027....................                     200,000        191,996
      (Sportsplex Project) 5.625%, 10/1/2023 (Insured; AMBAC) (a)...........                     345,000        351,934
    Utility System Revenue (Orange Franchise Acquisition Project)
      5.75%, 7/1/2027 (Insured; MBIA).......................................                     500,000        520,665
Mercer County Improvement Authority, Revenue
    (County Courthouse Project) 5.75%, 11/1/2017............................                     500,000        531,610
New Jersey Economic Development Authority, Revenue:
    First Mortgage:
      (Cadbury Corp. Project) 5.50%, 7/1/2018 (Insured; ACA) (b)............                     250,000        248,750
          Refunding:
            (The Evergreens):
                6%, 10/1/2017...............................................                     650,000        667,264
                6%, 10/1/2022...............................................                     700,000        718,592
            (Fellowship Village) 5.50%, 1/1/2018............................                     500,000        490,130
    Water Facilities (New Jersey American Water Co. Inc. Project)
      6.50%, 4/1/2022 (Insured; FGIC).......................................                     500,000        538,505
New Jersey Educational Facilities Authority, Revenue:
    (Monmouth University) 5.80%, 7/1/2022...................................                     395,000        405,420
    Refunding (Trenton State College) 6%, 7/1/2019 (Insured; AMBAC).........                     500,000        530,010
New Jersey Health Care Facilities Financing Authority, Revenue:
    (General Hospital Center at Passaic) 6.75%, 7/1/2019 (Insured; FSA).....                     550,000        655,413
    Refunding:
      (Holy Name Hospital Issue) 6%, 7/1/2025...............................                     500,000        520,190
      (Saint Elizabeth Hospital Obligation Group) 6%, 7/1/2020..............                   2,225,000      2,324,280
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
    6.05%, 10/1/2028 (Insured; MBIA)........................................                     500,000        526,520
New Jersey Turnpike Authority, Turnpike Revenue, Refunding
    6.50%, 1/1/2016.........................................................                     220,000        251,946
Passaic County Utilities Authority, Solid Waste System Revenue
    7%, 11/15/2007..........................................................                     575,000        560,688
Port Authority of New York and New Jersey,
    Special Obligation Revenue, Special Project
    (JFK International Air Terminal) 5.75%, 12/1/2022 (Insured; MBIA).......                     585,000        604,984

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                             APRIL 30, 1998

                                                                                              PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    AMOUNT         VALUE
----------------------------------------------------------------------------                ------------   ------------
NEW JERSEY (CONTINUED)
South Jersey Transportation Authority, LR
    (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022................                 $   500,000    $   528,280
Union County, Refunding 5.20%, 9/1/2012 (Insured; MBIA).....................                     320,000        328,454

U.S. RELATED-14.3%
Puerto Rico Housing Bank and Finance Agency, SFMR
    6.25%, 4/1/2029.........................................................                     490,000        515,255
Puerto Rico Ports Authority, Special Facility Revenue
    (American Airlines) 6.30%, 6/1/2023.....................................                   1,500,000      1,586,205
                                                                                                            -----------

TOTAL INVESTMENTS
    (cost $14,142,177)......................................................                                $14,717,456
                                                                                                            ===========

SUMMARY OF ABBREVIATIONS
-----------------------------------------------------------------------------------------------------------------------
ACA           American Capital Access Financial                 FSA     Financial Security Assurance
                Guaranty Corporation                            LR      Lease Revenue
AMBAC         American Municipal Bond Assurance Corporation     MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                Insurance Corporation
FGIC          Financial Guaranty Insurance Company              SFMR    Single-Family Mortgage Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
---------                          -------                        -----------------          -------------------
AAA                                Aaa                            AAA                               34.6%
AA                                 Aa                             AA                                 3.6
A                                  A                              A                                  6.8
BBB                                Baa                            BBB                               40.5
BB                                 Ba                             BB                                 3.8
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                     10.7
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
(a) Wholly held by custodian as collateral for delayed-delivery security.
(b) Purchased on a delayed-delivery basis.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(e) At April 30, 1998, the Fund had $5,727,630 (37.9%) of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                              APRIL 30, 1998

                                                                                                Cost          Value
                                                                                            ------------   ------------
ASSETS:                    Investments in securities-See Statement of Investments......      $14,142,177    $14,717,456
                           Cash........................................................                         403,906
                           Interest receivable.........................................                         242,623
                           Prepaid expenses............................................                          15,837
                                                                                                            -----------
                                                                                                             15,379,822
                                                                                                            -----------

LIABILITIES:               Due to The Dreyfus Corporation and affiliates...............                           6,911
                           Due to Distributor..........................................                           7,575
                           Payable for investment securities purchased.................                         246,597
                           Accrued expenses............................................                          13,269
                                                                                                            -----------
                                                                                                                274,352
                                                                                                            -----------

NET ASSETS.............................................................................                     $15,105,470
                                                                                                            ===========

REPRESENTED BY:            Paid-in capital.............................................                     $14,452,828
                           Accumulated net realized gain (loss) on investments.........                          77,363
                           Accumulated net unrealized appreciation (depreciation)
                             on investments-Note 4.....................................                         575,279
                                                                                                            -----------

NET ASSETS.............................................................................                     $15,105,470
                                                                                                            ===========

                                               NET ASSET VALUE PER SHARE
                                               -------------------------

                                                                           CLASS A          CLASS B         CLASS C
                                                                         -----------      -----------     -----------
Net Assets................................................               $ 4,454,424      $10,533,408     $   117,638
Shares Outstanding........................................                   340,654          805,757           8,988
NET ASSET VALUE PER SHARE.................................                    $13.08           $13.07          $13.09
                                                                              ======           ======          ======

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME

INCOME                           Interest Income............................                               $  850,792

EXPENSES:                        Management fee-Note 3(a)...................                 $ 81,625
                                 Distribution fees-Note 3(b)................                   49,840
                                 Shareholding servicing costs-Note 3(c).....                   37,102
                                 Registration fees..........................                   14,465
                                 Professional fees..........................                   10,956
                                 Prospectus and shareholders' reports.......                    8,751
                                 Custodian fees.............................                    2,441
                                 Trustees' fees and expenses-Note 3(d)......                      189
                                 Loan commitment fees-Note 2................                      151
                                 Miscellaneous..............................                      960
                                                                                             --------
                                       TOTAL EXPENSES.................                        206,480
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                   (4,579)
                                                                                             --------
                                       NET EXPENSES.........................                                  201,901
                                                                                                           ----------

INVESTMENT INCOME-NET.......................................................                                  648,891
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:

                                 Net realized gain (loss) on investments                     $173,353
                                 Net unrealized appreciation (depreciation)
                                     on investments.........................                  451,390
                                                                                             --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                  624,743
                                                                                                           ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                               $1,273,634
                                                                                                           ==========

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED      NINE MONTHS ENDED      YEAR ENDED
                                                                   APRIL 30, 1998     APRIL 30, 1997*     JULY 31, 1996
                                                                   --------------    -----------------    -------------
OPERATIONS:
  Investment income-net....................................         $   648,891        $   416,181         $   572,174
  Net realized gain (loss) on investments..................             173,353             46,136             150,113
  Net unrealized appreciation (depreciation) on investments             451,390            (39,245)            (76,768)
                                                                    -----------        -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS................................           1,273,634            423,072             645,519
                                                                    -----------        -----------         -----------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares.......................................            (232,360)          (161,823)           (234,320)
      Class B shares.......................................            (413,730)          (254,207)           (337,766)
      Class C shares.......................................              (2,801)              (151)                (88)
    Net realized gain on investments:
      Class A shares.......................................             (42,097)           (55,413)               --
      Class B shares.......................................             (86,582)          (101,848)               --
      Class C shares.......................................                (960)               (69)               --
                                                                    -----------        -----------         -----------
        TOTAL DIVIDENDS....................................            (778,530)          (573,511)           (572,174)
                                                                    -----------        -----------         -----------

BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................           1,041,919            294,836             977,750
      Class B shares.......................................           3,248,633          1,349,856           3,045,391
      Class C shares.......................................             122,271                 18               6,000
    Dividends reinvested:
      Class A shares.......................................             168,831            134,012             134,625
      Class B shares.......................................             317,071            209,733             176,239
      Class C shares.......................................               3,459                203                  88
    Cost of shares redeemed:
      Class A shares.......................................          (1,770,440)          (746,605)           (927,041)
      Class B shares.......................................          (2,029,142)        (1,696,406)         (1,191,057)
      Class C shares.......................................             (10,307)            (5,000)               --
                                                                    -----------        -----------         -----------
        INCREASE (DECREASE) IN NET ASSETS FROM
            BENEFICIAL INTEREST TRANSACTIONS...............           1,092,295           (459,353)          2,221,995
                                                                    -----------        -----------         -----------
                TOTAL INCREASE (DECREASE) IN NET ASSETS....           1,587,399           (609,792)          2,295,340

NET ASSETS:
  Beginning of Period......................................          13,518,071         14,127,863          11,832,523
                                                                    -----------        -----------         -----------
End of Period..............................................         $15,105,470        $13,518,071         $14,127,863
                                                                    ===========        ===========         ===========

--------------------
*The Fund changed its fiscal year end from July 31 to April 30.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                          SHARES
                                                                   ----------------------------------------------------
                                                                     YEAR ENDED      NINE MONTHS ENDED      YEAR ENDED
                                                                   APRIL 30, 1998     APRIL 30, 1997*     JULY 31, 1996
                                                                   --------------    -----------------    -------------
CAPITAL SHARE TRANSACTIONS:

    CLASS A
    -------
    Shares sold........................................             $    80,858        $   23,143          $   76,280
    Shares issued for dividends reinvested.............                  12,944            10,476              10,439
    Shares redeemed....................................                (136,071)          (58,150)            (71,136)
                                                                    -----------        ----------          ----------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....                 (42,269)          (24,531)             15,583
                                                                    ===========        ==========          ==========
    CLASS B
    -------
    Shares sold........................................                 250,509           106,673             236,936
    Shares issued for dividends reinvested.............                  24,297            16,392              13,678
    Shares redeemed....................................                (156,284)         (132,446)            (93,155)
                                                                    -----------        ----------          ----------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....                 118,522            (9,381)            157,459
                                                                    ===========        ==========          ==========

    CLASS C
    -------
    Shares sold........................................                   9,427                 1                 466
    Shares issued for dividends reinvested.............                     263                16                   7
    Shares redeemed....................................                    (792)             (401)                 --
                                                                    -----------        ----------          ----------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....                   8,898              (384)                473
                                                                    ===========        ==========          ==========

--------------------
*The Fund changed its fiscal year end from July 31 to April 30.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS A SHARES
                                                    ------------------------------------------------------------------
                                                                                              YEAR ENDED JULY 31,
                                                      YEAR ENDED     NINE MONTHS ENDED   -----------------------------
PER SHARE DATA:                                     APRIL 30, 1998   APRIL 30, 1997(1)     1996      1995      1994(2)
                                                    --------------   -----------------   -------    ------    --------
    Net asset value, beginning of period...........     $12.63            $12.79          $12.71    $12.58    $12.50
                                                        ------            ------          ------    ------    ------
    INVESTMENT OPERATIONS:
    Investment income-net..........................        .61               .42             .59       .71       .18
    Net realized and unrealized gain (loss)
    on investments.................................        .56              (.02)            .08       .13       .08
                                                        ------            ------          ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS...............       1.17               .40             .67       .84       .26
                                                        ------            ------          ------    ------    ------
    DISTRIBUTIONS:
    Dividends from investment income-net...........       (.61)             (.42)           (.59)     (.71)     (.18)
    Dividends from net realized gain on investments       (.11)             (.14)             --        --        --
                                                        ------            ------          ------    ------    ------
    TOTAL DISTRIBUTIONS............................       (.72)             (.56)           (.59)     (.71)     (.18)
                                                        ------            ------          ------    ------    ------
    Net asset value, end of period.................     $13.08            $12.63          $12.79    $12.71    $12.58
                                                        ======            ======          ======    ======    ======
TOTAL INVESTMENT RETURN(3).........................       9.48%             4.25%(4)        5.31%     7.01%     2.07%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets........       1.02%             1.20%(4)        1.14%      .10%       --
    Ratio of net investment income to average
    net assets.....................................       4.73%             4.39%(4)        4.55%     5.60%     5.25%(4)
    Decrease reflected in above expense ratios due
      to undertakings by the Manager
      (limited to the expense limitation provision
      of the management agreement).................        .03%              .10%(4)         .08%     1.35%     2.50%(4)
    Portfolio Turnover Rate........................      50.78%           110.12%(5)       28.14%    43.48%       --
    Net Assets, end of period (000's Omitted)......     $4,454            $4,837          $5,212    $4,981    $2,318

-----------------------
(1) The Fund changed its fiscal year end from July 31 to April 30.
(2) From May 4, 1994 (commencement of operations) to July 31, 1994.
(3) Exclusive of sales load.
(4) Annualized.
(5) Not annualized.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS B SHARES
                                                    ------------------------------------------------------------------
                                                                                               YEAR ENDED JULY 31,
                                                      YEAR ENDED     NINE MONTHS ENDED   -----------------------------
PER SHARE DATA:                                     APRIL 30, 1998   APRIL 30, 1997(1)     1996      1995      1994(2)
                                                    --------------   -----------------   -------    ------    --------
    Net asset value, beginning of period...........     $12.63            $12.79          $12.71    $12.58    $12.50
                                                        ------            ------          ------    ------    ------
    INVESTMENT OPERATIONS:
    Investment income-net..........................        .55               .37             .52       .65       .16
    Net realized and unrealized gain (loss)
    on investments.................................        .55              (.02)            .08       .13       .08
                                                        ------            ------          ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS...............       1.10               .35             .60       .78       .24
                                                        ------            ------          ------    ------    ------
    DISTRIBUTIONS:
    Dividends from investment income-net...........       (.55)             (.37)           (.52)     (.65)     (.16)
    Dividends from net realized gain on investments       (.11)             (.14)             --        --        --
                                                        ------            ------          ------    ------    ------
    TOTAL DISTRIBUTIONS............................       (.66)             (.51)           (.52)     (.65)     (.16)
                                                        ------            ------          ------    ------    ------
Net asset value, end of period.....................     $13.07            $12.63          $12.79    $12.71    $12.58
                                                        ======            ======          ======    ======    ======
TOTAL INVESTMENT RETURN(3).........................       8.85%             3.74%(4)        4.79%     6.48%     1.94%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets........       1.53%             1.69%(4)        1.63%      .61%      .50%(4)
    Ratio of net investment income to average
    net assets.....................................       4.20%             3.88%(4)        4.04%     5.00%     4.69%(4)
    Decrease reflected in above expense ratios due
      to undertakings by the Manager
      (limited to the expense limitation provision
      of the management agreement).................        .03%              .09%(4)         .08%     1.29%     2.50%(4)
    Portfolio Turnover Rate........................      50.78%           110.12%(5)       28.14%    43.48%       --
    Net Assets, end of period (000's Omitted)......    $10,533            $8,680          $8,910    $6,852    $2,373

-----------------------
(1) The Fund changed its fiscal year end from July 31 to April 30.
(2) From May 4, 1994 (commencement of operations) to July 31, 1994.
(3) Exclusive of sales load.
(4) Annualized.
(5) Not annualized.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    CLASS C SHARES
                                                              -------------------------------------------------------
                                                                YEAR ENDED      NINE MONTHS ENDED      YEAR ENDED
PER SHARE DATA:                                               APRIL 30, 1998    APRIL 30, 1997(1)    JULY 31, 1996(2)
                                                              --------------    -----------------    ----------------
Net asset value, beginning of period.......................      $12.64              $12.78             $13.21
                                                                 ------              ------             ------
    INVESTMENT OPERATIONS:
    Investment income-net..................................         .50                 .35                .32
    Net realized and unrealized gain (loss) on investments.         .56                  --               (.43)
                                                                 ------              ------             ------
    TOTAL FROM INVESTMENT OPERATIONS.......................        1.06                 .35               (.11)
                                                                 ------              ------             ------
    DISTRIBUTIONS:
    Dividends from investment income-net...................        (.50)               (.35)              (.32)
    Dividends from net realized gain on investments........        (.11)               (.14)                --
                                                                 ------              ------             ------
    TOTAL DISTRIBUTIONS....................................        (.61)               (.49)              (.32)
                                                                 ------              ------             ------
    Net asset value, end of period.........................      $13.09              $12.64             $12.78
                                                                 ======              ======             ======
TOTAL INVESTMENT RETURN(3).................................        8.55%               3.72%(4)          (1.21%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................        1.91%               1.97%(4)           1.95%(4)
    Ratio of net investment income to average net assets...        3.65%               3.62%(4)           3.68%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
      (limited to the expense limitation provision
      of the management agreement).........................         .06%               .76%(4)             .02%(4)
    Portfolio Turnover Rate................................       50.78%            110.12%(5)           28.14%
    Net Assets, end of period (000's Omitted)..............        $118                 $1                  $6

-----------------------
(1) The Fund changed its fiscal year end from July 31 to April 30.
(2) From December 4, 1995 (commencement of initial offering) to July 31,
    1996.
(3) Exclusive of sales load.
(4) Annualized.
(5) Not annualized.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of MellonBank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from May 1, 1997 through April 30, 1998, to reduce the management fees paid by the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $4,579 during the period ended April 30, 1998.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,816 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $49,265 and $575, respectively, pursuant to the Distribution Plan.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $12,278, $24,633 and $191, respectively, pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $7,136 pursuant to the transfer agency agreement.

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $7,515,073 and $7,299,427, respectively.

    At April 30, 1998, accumulated net unrealized appreciation on investments was $575,279, consisting of $618,501 gross unrealized appreciation and $43,222 gross unrealized depreciation.

    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, New Jersey Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                  ERNST & YOUNG LLP

New York, New York
June 3, 1998

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (UNAUDITED)

    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:

    -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), and

    -- the Fund hereby designates $.0391 per share as a long-term capital gain distribution (of which 28.12% is subject to the 20% maximum Federal tax rate) of the $.1113 per share paid on December 4, 1997.

    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, NEW JERSEY SERIES
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










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